VOYA MUTUAL FUNDS

Voya Global Perspectives® Fund

(the "Fund")

Supplement dated March 27, 2024

to the Fund's Class A, Class C, Class I, Class R and Class W Shares' Prospectus,

dated February 29, 2024

(the "Prospectus")

Effective immediately, the Prospectus is revised as follows:

1.The sub-section of the Prospectus entitled "More Information About the Fund – Additional Information About the Principal Risks" is amended to include the following:

Initial Public Offering: Investments in IPOs and companies that have recently gone public have the potential to produce substantial gains for a Fund. However, there is no assurance that a Fund will have access to profitable IPOs or that the IPOs in which the Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. If a Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

2.The sub-section of the Prospectus entitled "Key Information About the Underlying Funds" is amended to add a heading entitled "Affiliated Underlying Funds" after the third paragraph.

3.The sub-section of the Prospectus entitled "Key Information About the Underlying Funds" is amended to include the following:

Underlying Fund: Voya Multi-Manager International Equity Fund

Investment Adviser: Voya Investments, LLC

Sub-Adviser(s): Baillie Gifford Overseas Limited, Polaris Capital Management, LLC, and Wellington Management Company

The fund seeks long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The fund invests at least 65% of its assets in equity securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including companies in countries in emerging markets.

4.The sub-section of the Prospectus entitled "Key Information About the Underlying Funds" is revised to delete all references to Voya Multi-Manager International Factors Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE